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                                                                   EXHIBIT 10.11

                                  SEMINIS, INC.
                         SEMINIS VEGETABLE SEEDS, INC.
      EXTENSION AND AMENDMENT OF MODIFICATION AND INTERIM WAIVER AGREEMENT

To the Lender Parties to the Credit
    Agreement Identified Below

Ladies and Gentlemen:

        We refer to the Modification and Interim Waiver Agreement dated as of December 29, 2000 (the "Modification Agreement") among the undersigned, SEMINIS, INC., an Illinois corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS" ) and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), the Banks from time to time party thereto and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"), as heretofore or hereafter amended, capitalized terms used without definition below to have the meanings ascribed to them in the Modification Agreement.

        Pursuant to the Modification Agreement the Required Banks waived compliance by the Borrowers with Sections 7.20 and 7.22 of the Credit Agreement for the period ending on the Expiry Date. The Borrowers have requested that the Required Banks extend the Expiry Date (and therefore the Waiver Period) from April 30, 2001 to May 22, 2001, that the Banks extend the date on which the Borrowers are required to pay the second installment of the principal payment on the Term Loans that was originally payable on December 31, 2000, from April 30, 2001 to May 22, 2002, and that the Banks extend the date on which the Borrowers are required to pay the first installment of Additional Margin pursuant to
Section 14 of the Modification Agreement from April 30, 2001 to May 22, 2001, and the Banks are willing to do so on the terms and conditions contained herein. Accordingly, upon satisfaction of the conditions precedent to effectiveness set forth below, the Borrowers and the Banks agree as follows:

        1. Extension of Interim Waivers with Respect to Certain Financial Covenants. Section 1 of the Modification Agreement shall be amended by replacing the date "April 30, 2001" appearing therein with the date "May 22, 2001".

        2. Extension of Time for Principal Payment. The first sentence of
Section 2 of the Modification Agreement shall be amended by replacing the date "April 30, 2001" appearing therein with the date "May 22, 2001".

        3. Extension of Additional Interest Payment Date.. Section 14 of the Modification Agreement is hereby amended by replacing the date "April 30, 2001" everywhere it appears therein with the date "May 22, 2001".

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        4. Representations and Releases. Each Borrower hereby represents, warrants, acknowledges and agrees that (i) there are no set offs, counterclaims or defenses against the Notes, the Credit Agreement (as amended or otherwise modified hereby) or any other Loan Documents (as amended or otherwise modified hereby or by the security agreement amendments) and (ii) there are no claims (absolute or contingent or matured or unmatured) or causes of action by any Borrower against any Bank or any Agent in connection with the Credit Agreement, the Notes and the other Loan Documents. Notwithstanding the immediately preceding sentence and as further consideration for the agreements and understandings contained herein, each Borrower hereby releases the Agents and the Banks, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, in connection with the Credit Agreement, the Notes and the other Loan Documents.

        5. Miscellaneous. Except as specifically modified hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. The Borrowers' obligations under Section
12.8 of the Credit Agreement shall be unaffected by the waiver contained herein. No reference to this Extension and Amendment of Modification and Interim Waiver Agreement (the "Extension") need be made in any instrument or document at any time referring to the Modification Agreement, a reference to the Modification Agreement in any of such to be deemed to be a reference to the same as modified hereby. This Extension may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all of which shall constitute one and the same instrument. The Borrowers hereby confirm that all representations and warranties made by them in the Loan Documents (as defined in the Credit Agreement) are true and correct as of the date hereof except to the extent that any of same expressly relate to any earlier date and acknowledge that their obligations under the Loan Documents are justly and truly owing without defense, offset or counterclaim. The waivers provided for herein shall be strictly construed and limited as hereinafter provided. This Extension shall become effective upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrowers and the Banks. This Extension shall be deemed to be a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents. This Extension shall be construed in accordance with and governed by the laws of the state of Illinois.

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      Dated and effective as of April 30, 2001.

                                     SEMINIS, INC.



                                     By

                                       Its______________________________________


                                     SEMINIS VEGETABLE SEEDS, INC.



                                     By

                                       Its______________________________________


                                     SVS HOLLAND B.V.



                                     By

                                       Its______________________________________


                                     HARRIS TRUST AND SAVINGS BANK,
                                       individually and as Administrative Agent

                                     By
                                       Its Vice President

                                     CREDIT AGRICOLE INDOSUEZ

                                     By

                                       Its______________________________________


                                     BANK OF AMERICA, N.A.



                                     By

                                       Its______________________________________

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                                     THE BANK OF NOVA SCOTIA

                                     By

                                       Its______________________________________


                                     COMERICA BANK

                                     By

                                       Its______________________________________


                                     BANK ONE

                                     By

                                       Its______________________________________


                                     BNP PARIBAS

                                     By

                                       Its______________________________________



                                     By

                                       Its______________________________________

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                                     UNION BANK OF CALIFORNIA, N.A.



                                     By

                                       Its______________________________________


                                     FLEET NATIONAL BANK

                                     By

                                       Its______________________________________


                                     FORTIS CAPITAL CORP.



                                     By

                                       Its______________________________________


                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH


                                     By

                                       Its______________________________________


                                     SANWA BANK CALIFORNIA

                                     By

                                       Its______________________________________


                                     THE FUJI BANK, LIMITED


                                     By

                                       Its______________________________________

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                                     THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION

                                     By

                                        Its_____________________________________


                                     US BANCORP AG CREDIT, INC.


                                     By

                                        Its_____________________________________


                                     THE DAI-ICHI KANGYO BANK, LTD.


                                     By

                                       Its______________________________________

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